SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
September 11, 2007

(Date of earliest event report)
WEYERHAEUSER COMPANY

(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860

(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification
incorporation or		Number)
organization)
Federal Way, Washington 98063-9777

(Address of principal executive offices)
(zip code)
Registrant’s telephone number, including area code:
(253) 924-2345
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
EXHIBITS
SIGNATURES
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C., 20549
ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
Weyerhaeuser Company (“Weyerhaeuser” or the “Company”) filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2006 (the “Form 10-K”) on March 1, 2007. Weyerhaeuser divested its fine paper and related assets operations in a transaction that closed on March 7, 2007. The financial statements and footnotes that were included in the Form 10-K have been recast to present the fine paper and related assets operations as discontinued operations and are included as Exhibit 99.1. A summary of the changes to the financial statements and footnotes are included in Note 27: Recast Financial Information. The company’s ratios of earnings to fixed charges for the five fiscal years ended December 31, 2006 have also been recomputed to exclude results of the additional discontinued operations, and are included as Exhibit 99.3.
In order to preserve the nature and character of the disclosures set forth in the Form 10-K, except for the matters discussed in Note 28: Subsequent Events, no attempt has been made in this Form 8-K to reflect events occurring after the filing of the Form 10-K or to otherwise modify or update such disclosures except as required to reflect the effects of the item discussed above. Therefore, the Company’s recast 2006 financial statements should be read in conjunction with the Company’s Quarterly Reports on Form 10-Q for the quarters ended April 1, 2007 and July 1, 2007 and Current Reports on Form 8-K filed in 2007.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) The following items are filed as exhibits to this report and are deemed “filed” under the Securities and Exchange Act of 1934, as amended:
99.1 Consolidated financial statements of Weyerhaeuser Company for the period ended December 31, 2006 dated September 11, 2007
99.2 Consent of Independent Registered Public Accounting Firm
99.3 Exhibit 12 –Computation of ratios of earnings to fixed charges

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY
By	/s/ Jeanne M. Hillman
	Its:	Vice President and Chief Accounting Officer
Date: September 11, 2007

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Consolidated financial statements to Weyerhaeuser Company for the period ended December 31, 2006 dated September 11, 2007
99.2	Consent of Independent Registered Public Accounting Firm
99.3	Exhibit 12 – Computations of ratios of earnings to fixed charges

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